UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
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Rosecliff Acquisition Corp I
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Rosecliff Acquisition Corp I
767 5th Avenue 34th Floor
New York, New York 10153
PROXY STATEMENT FOR SPECIAL MEETING
OF ROSECLIFF ACQUISITION CORP I
Dear Stockholders of Rosecliff Acquisition Corp I:
You are cordially invited to attend a special meeting of stockholders of Rosecliff Acquisition Corp I, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10:00 a.m., Eastern time, on December 21, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022. The accompanying proxy statement is dated November 30, 2022, and is first being mailed to stockholders of the Company on or about November 29, 2022.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 4, 5 and 9 of Annex A of the accompanying proxy statement) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company with one or more businesses, which we refer to as our “initial Business Combination”, or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and all of its shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, collectively with the Class A Common Stock, the “Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on February 17, 2021, (the “IPO”), from February 17, 2023 to February 17, 2024, (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 6, 7, 8 and 10 of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, such proposal the “Redemption Limitation Amendment Proposal” and together with the Extension Proposal, the “Amendment Proposals”); and

3.
Proposal No. — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. The Certificate of Incorporation provides that the Company has until February 17, 2023 to complete an initial Business Combination. While the Company is currently evaluating initial Business Combination opportunities, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before February 17, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.
In connection with the Amendment Proposals, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the trust account established in connection with the IPO (the “Trust Account”), including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.
Based upon the amount held in the Trust Account as of September 30, 2022, which was $254,228,158, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on November 22, 2022, was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on December 19, 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The contract information for Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the email address or physical address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but not implemented, or (iii) the Redemption Limitation Amendment Proposal

is not approved and implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor, may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
Notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the

Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.
The Board has fixed 5:00 p.m., Eastern Time, on November 25, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
A stockholder’s failure to vote in person or by proxy will not be counted towards the number of shares of the Company’s Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. To ensure your representation at the Special Meeting, whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible, in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote if you attend the virtual meeting via the Internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
On behalf of the Board, we would like to thank you for your support of Rosecliff Acquisition Corp I.
November 25, 2022
By Order of the Board,

/s/ Michael P. Murphy
Michael P. Murphy
Chief Executive Officer and Director
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (II) TENDER OR DELIVER YOUR SHARES OF CLASS A COMMON STOCK (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE

ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
IN THE EVENT THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION, WE AND/OR OUR SPONSOR MAY TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID EXCEEDING THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY, SEVERAL OR ALL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES, AND (B) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS. IF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL IS NOT APPROVED OR NOT IMPLEMENTED AND THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENTS AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY FEBRUARY 17, 2023.
This proxy statement is dated November 25, 2022
and is first being mailed to our stockholders with the form of proxy on or about November 30, 2022.

IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy as instructed in these materials, as promptly as possible, in order to ensure your representation at the meeting. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Rosecliff Acquisition Corp I
767 5th Avenue 34th Floor
New York, New York 10153
NOTICE OF THE SPECIAL MEETING
TO BE HELD DECEMBER 21, 2022
Dear Stockholders of Rosecliff Acquisition Corp I:
NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Rosecliff Acquisition Corp I, a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held at 10:00 a.m., Eastern time, on December 21, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022. The accompanying proxy statement is dated November 30, 2022, and is first being mailed to stockholders of the Company on or about November 29, 2022.
The Special Meeting will be held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 4, 5 and 9 of Annex A of the accompanying proxy statement) to extend the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our “initial Business Combination” or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the Company’s shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), and all of its shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, collectively with the Class A Common Stock, the “Common Stock”), included as part of the units sold in the Company’s initial public offering that was consummated on February 17, 2021, (the “IPO”), from February 17, 2023 to February 17, 2024 (the “Extension”, such date, the “Extended Date”, and such proposal, the “Extension Proposal”);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 6, 7, 8 and 10 of Annex A of the accompanying proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of the Securities Exchange Act of 1934) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment”, such proposal the “Redemption Limitation Amendment Proposal” and together with the Extension Proposal, the “Amendment Proposals”); and

3.
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
Notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
In connection with the Amendment Proposals, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the trust account established in connection with the IPO (“the Trust Account”), including interest (net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals, or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of our initial Business Combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Certificate of Incorporation, as amended. In addition, if the Extension Proposal is approved and implemented, the remaining public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Extended Date.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on December 19, 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the email address or physical address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but not implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved and implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s sponsor, Rosecliff Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 17, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
The Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the assets in the Trust Account, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account

(whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriter of this offering against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions can be made to stockholders, any liability stockholders may have with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
Based upon the amount held in the Trust Account as of September 30, 2022, which was $254,228,158, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on November 22, 2022, was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If either Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial Business Combination through the Extended Date if the Extension Proposal is approved. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to redeem its public shares.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $254,228,158 that was in the Trust Account as of September 30, 2022. In such event, the Company may need to obtain additional funds to complete its initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Only stockholders of record of the Company as of 5:00 p.m., Eastern Time, on November 25, 2022, (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 31,625,000 shares of Common Stock issued and outstanding, including (i) 25,300,000 shares of Class A Common Stock and (ii) 6,325,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
YOUR VOTE IS IMPORTANT. Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in the proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.
By Order of the Board,

/s/ Michael P. Murphy
Michael P. Murphy Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 21, 2022
This Notice of the Special Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 (our “Annual Report”), and our Quarterly Reports on Form 10-Q for the periods ended June 30, 2022 and September 30, 2022, are available at https://rosecliffspac.com/sec-filings/.

i

ROSECLIFF ACQUISITION CORP I
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 10:00 a.m., Eastern time, on December 21, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Rosecliff Acquisition Corp I, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10:00 a.m., Eastern time, on December 21, 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022. This proxy statement is dated November 25, 2022, and is first being mailed to stockholders of the Company on or about November 30, 2022.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that are forward-looking and as such are not historical facts. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:
•	our being a company with no operating history and no operating revenues;
•	our ability to select an appropriate target business or businesses;
•	our ability to complete our initial Business Combination (as defined below);
•	our expectations around the performance of a prospective target business or businesses;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial Business Combination;
•	our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial Business Combination;
•
the potential incentive to consummate an initial Business Combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the founder shares paid by our Sponsor;

•	our potential ability to obtain additional financing to complete our initial Business Combination;
•	our pool of prospective target businesses;
•
our ability to consummate an initial Business Combination due to uncertainty resulting from the COVID-19 pandemic and other events (such as terrorist attacks, natural disasters, global hostilities, or a significant outbreak of other infectious diseases);

•	the ability of our directors and officers to generate potential Business Combination opportunities;
•	our public securities’ potential liquidity and trading, including compliance with continue listing standards;
•	the lack of a market for our securities;
•	the use of proceeds not held in the Trust Account (as defined above) or available to us from interest income on the Trust Account balance;
•	the Trust Account not being subject to claims of third parties;
•	our financial performance; and
•	the other risks and uncertainties discussed in “Item 1A. Risk Factors”, elsewhere in our Annual Report on Form 10-K and in our other SEC filings.
Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held in person on December 21, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
The Company is a blank check company incorporated on November 17, 2020, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as our “initial Business Combination”. On February 11, 2021, we entered into that certain Investment Management Trust Agreement, dated February 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, in connection with the IPO and a potential initial Business Combination. On February 17, 2021, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,300,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,706,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $7,060,000. Following the closing of the IPO, a total of $253,000,000 (approximately $10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by February 17, 2023.
The purpose of the Extension Proposal is to allow the Company more time to complete an initial Business Combination. While the Company is currently evaluating initial Business Combination opportunities, the Board has determined that there may not be sufficient time before February 17, 2023 to consummate an initial Business Combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.
What is being voted on?
You are being asked to vote on the following proposals:
(a)
Proposal No. 1 — The Extension Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 4, 5 and 9 of Annex A of this proxy statement) to extend the date by which the Company must either (i) consummate our initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock, from February 17, 2023 to the Extended Date;

(b)
Proposal No. 2  —  The Redemption Limitation Amendment Proposal —  a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 6, 7, 8 and 10 of Annex A of this proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with

Rule 3a51-1(g)(1) of the Exchange Act) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
(c)
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If the Extension Proposal is approved, we plan to hold a special meeting prior to the Extended Date in order to seek stockholder approval of an initial Business Combination and related proposals.
You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem 100% of its public shares.
Can I attend the Special Meeting?
You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting          www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022. This proxy statement is dated November 25, 2022, and is first being mailed to stockholders of the Company on or about November 30, 2022.
You may submit your proxy by following the voting instructions on the proxy card. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.
Why should I vote to approve the Extension Proposal?
The Board believes stockholders will benefit from the Company consummating an initial Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial Business Combination until the Extended Date. The Extension is expected to give the Company the opportunity to complete its initial Business Combination.
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.

Why should I vote to approve the Redemption Limitation Amendment Proposal?
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem any public shares redeemed, irrespective of whether such redemption would exceed the Redemption Limitation.
Stockholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the Special Meeting. Under the Company’s Certificate of Incorporation, it cannot consummate an initial Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of an initial Business Combination. In addition, if holders of enough of the Company’s Common Stock were to seek redemption rights in connection with the consideration of these proposals, even if the amendments were approved by the requisite vote of stockholders, the Company would not be able to implement the amendments or provide redemption rights as its Certificate of Incorporation requires that it must have at least $5,000,001 in net tangible assets to do so.
The Company believes that these limitations which may prevent it from completing an initial Business Combination are not needed. The purpose of such limitation was initially to ensure that the Common Stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Common Stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met.
We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders.
In connection with the Amendment Proposals, public stockholders of shares of Common Stock may elect to redeem their shares of Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount as of two business days prior to the vote at the Special Meeting in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Amendment Proposals, or if they vote at all. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing, and will not propose, to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial Business Combination.
The Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.
When would the Board abandon the Extension Proposal?
The Board will abandon the Extension if our stockholders do not approve the Extension Proposal. Additionally, if the Extension is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we are not permitted to redeem our shares of Class A Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our shares of Class A Common Stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
Additionally, notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
When would the Board abandon the Redemption Limitation Amendment Proposal?
The Board will abandon the Redemption Limitation Amendment Proposal if stockholders do not approve the Redemption Limitation Amendment Proposal, or if stockholders approve the Redemption Limitation Amendment Proposal but do not approve the Extension Proposal.
Additionally, notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
How do the Company insiders intend to vote their shares?
The Sponsor and their permitted transferees (collectively, the “Initial Stockholders”), collectively, have the right to vote 20% of the Company’s issued and outstanding shares of Common Stock, and are expected to vote all of their shares in favor of each proposal to be voted upon by our stockholders at the Special Meeting.
The Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase shares of Class A Common Stock in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares of Common Stock in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares of Common Stock so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes.
In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any shares of Class A Common Stock held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
What vote is required to approve the Redemption Limitation Amendment Proposal?
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.

What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial Business Combination.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. However, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company will, prior to the date of the Special Meeting, instruct Continental Stock Transfer & Trust Company to hold all funds in the Trust Account in cash until the earlier of the consummation of the Company’s initial Business Combination and the liquidation of the Company.
What happens if the Extension Proposal is not approved or not implemented?
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 17, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?
If the Extension Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that, if the Redemption Limitation Amendment Proposal is not approved or not implemented, accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of this proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
If the Extension Proposal and Redemption Limitation Amendment Proposal are approved, what happens next?
The Company is continuing its efforts to complete an initial Business Combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial Business Combination prior to February 17, 2023. If the Extension Proposal is approved, the Company expects to continue evaluating initial Business Combination opportunities in pursuit of entering into an initial Business Combination agreement and seeking stockholder approval of an initial Business Combination. If stockholders approve such initial Business Combination, the Company expects to consummate an initial Business Combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of an initial Business Combination.
Upon approval of the Extension Proposal and Redemption Limitation Amendment Proposal by the required number of votes, or approval of the Extension Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, we plan to file the amendment to the Certificate of Incorporation in the form attached as Annex A. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded. However, notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
If either of the Amendment Proposals is approved and implemented, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through the shares of Class B Common Stock. If the Redemption Limitation Amendment Proposal is approved and implemented, the Company will redeem shares of Common Stock irrespective of the prior Redemption Limitation. Only if the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of shares of Common Stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.
If (i) the Amendment Proposals are approved and we amend our charter, or (ii) the Redemption Limitation is exceeded, will our securities remain listed on Nasdaq Capital Market following stockholder redemptions?
Our Common Stock, units and warrants are listed on the Nasdaq Capital Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Common Stock include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35 million. Pursuant to the terms of the charter, in connection with the Amendment Proposals, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business.in connection with an initial Business Combination.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.”
Our Common Stock, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial Business Combination?
Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial Business Combination, you will be able to vote on a proposed initial Business Combination. If you disagree with an initial Business Combination, you will retain your right to redeem your shares of Class A Common Stock upon consummation of such initial Business Combination, subject to any limitations set forth in our Certificate of Incorporation.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Secretary at 767 5th Avenue 34th Floor New York, New York 10153, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on December 21, 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
What is a quorum?
Holders of a majority in voting power of shares of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting may adjourn the Special Meeting until a quorum shall attend. As of the record date for the Special Meeting, 15,812,501 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Who can vote at the Special Meeting?
Holders of shares of Common Stock as of 5:00 p.m., Eastern Time, on November 25, 2022, the Record Date, are entitled to vote at the Special Meeting. On the Record Date, there were 31,625,000 shares of Common Stock issued and outstanding, including (i) 25,300,000 shares of Class A Common Stock and (ii) 6,325,000 shares of Class B Common Stock. The Company’s warrants and preferred stock do not have voting rights in connection with the proposals.
In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Class B Common Stock, constituting 20% of our issued and outstanding shares of Common Stock.
Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

“Street Name” Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of shares of Class B Common Stock, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting stockholders?
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
What happens to the Company’s warrants if the Extension Proposal is not approved or not implemented?
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
What happens to the Company’s warrants if the Extension Proposal is approved?
If the Extension is approved, the Company expects to continue to attempt to consummate an initial Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?
You may vote “FOR” or “AGAINST” or abstain from voting.
If you are a stockholder of record, you may vote by proxy in any of the following ways:
•
By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you should not return your proxy card.

•
By Mail — You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on December 20, 2022.
You may also vote during the Special Meeting via the internet at www.virtualshareholdermeeting.com/RCLFU2022SM. At this site, you will be able to vote electronically.
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name”. The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.
How do I redeem my shares of Common Stock?
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on December 19, 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the email address or physical address listed under the question “Who can help answer my questions?” below.
Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but not implemented, or (iii) if the Redemption Limitation Amendment Proposal is not approved and implemented and redemptions would cause the Redemption Limitation to be exceeded. In any of these scenarios, you will not receive cash for public shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor, may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of this proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Broadridge a fee of $10,000, plus disbursements, postage, and the out-of-pocket bank and broker fees for the beneficial mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
How will the Excise Tax included in the Inflation Reduction Act of 2022 impact redemptions of our Common Stock after December 31, 2022?
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376), which imposes an excise tax on “covered corporations” (generally, publicly traded domestic corporations) equal to 1% of the fair market value of certain stock repurchased after December 31, 2022, (the “Excise Tax”). Because we expect to be a covered corporation, it is likely that the Excise Tax will generally apply to any redemptions of our Common Stock after December 31, 2022. The application of the Excise Tax to redemptions of stock in connection with a liquidation is uncertain. Issuances of our stock, including in connection with an initial Business Combination, could reduce the amount of any Excise Tax to the extent they occur in the same tax year, but the operation of this netting rule will depend on the details and structure of such initial Business Combination. Moreover, the fair market value of any stock redeemed may exceed the fair market value of any stock issued. Consequently, the Excise Tax may reduce the amount of cash we have available to complete an initial Business Combination, and may cause a transaction with us to be viewed less favorably by potential counterparties.

Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Rosecliff Acquisition Corp I
767 5th Avenue 34th Floor
New York, New York 10153
Telephone: (212) 492-3000
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on December 19, 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022.
At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 4, 5 and 9 of Annex A of this proxy statement) to extend the date by which the Company must either (i) consummate an initial Business Combination or (ii) cease its operations, except for the purpose of winding up if it fails to complete such initial Business Combination, and redeem all of the shares of Class A Common Stock included as part of the units sold in the Company’s IPO, from February 17, 2023 to the Extended Date;

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — a proposal to amend the Certificate of Incorporation pursuant to an amendment to the Certificate of Incorporation (as set forth in paragraphs 6, 7, 8 and 10 of Annex A of this proxy statement) to eliminate from the Certificate of Incorporation the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

3.
Proposal No. 3 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which may be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting; and any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date
Only stockholders of record of the Company as of 5:00 p.m., Eastern Time, on November 25, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of the Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 31,625,000 shares of Common Stock issued and outstanding, including 25,300,000 shares of Class A Common Stock and 6,325,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Stockholders
Holders of a majority in voting power of shares of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting may adjourn the Special Meeting until a quorum shall attend. As of the record date for the Special Meeting, 15,812,501 shares of our Common Stock would be required to achieve a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Votes Required
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Voting
You can vote your shares at the Special Meeting by proxy or by attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Michael P. Murphy and Kieran Goodwin or the chairman of the Special Meeting to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you have consented to receive an email from your broker, bank or other nominee, you will receive an email from ID@proxyvote.com with your sixteen digit control number, the link to the proxy statement, and instructions on where to vote your shares. Broadridge will provide the information to the email address that you have communicated with your broker, bank or other nominee.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.

Proxies
The Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on either of the proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Revocability of Proxies
Stockholders may send a later-dated, signed proxy card to the Company’s Secretary at 767 5th Avenue 34th Floor, New York, New York 10153, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on December 21, 2022). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting or by attending the Special Meeting, revoking their proxy and voting in person. Attendance at the Special Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/RCLFU2022SM. To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on December 21, 2022. This proxy statement is dated November 25, 2022, and is first being mailed to stockholders of the Company on or about November 30, 2022.
You may submit your proxy by following the voting instructions on the proxy card. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.
Solicitation of Proxies
The Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Broadridge to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Broadridge a fee of $10,000, plus disbursements, postage, and the out of pocket bank and broker fees for the beneficial mailing. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Other Business
The Board does not know of any other matters to be presented at the Special Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of the Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of the Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board with respect to any such matters.
Principal Executive Offices
Our principal executive offices are located at 767 5th Avenue 34th Floor, New York, New York 10153. Our telephone number is (212) 492-3000. Our corporate website address is https://rosecliffspac.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
We are a blank check company, incorporated on November 17, 2020, as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On February 17, 2021, the Company consummated its IPO of its units, with each unit consisting of one share of Class A Common Stock and one-third of one redeemable warrant, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,300,000 units. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Only whole warrants are exercisable. Simultaneously with the closing of the IPO, the Company completed the private sale of 4,706,667 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $7,060,000. Following the closing of the IPO, a total of $253,000,000 (approximately $10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee. The Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock if it does not complete an initial Business Combination by February 17, 2023.
Reasons for the Extension Proposal
The Certificate of Incorporation provides that we have until February 17, 2023 to complete an initial Business Combination. The Board has determined that there may not be sufficient time before February 17, 2023, to hold a special meeting to obtain stockholder approval of and consummate an initial Business Combination. Accordingly, the Board believes that in order to be able to successfully complete an initial Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial Business Combination is in the best interests of the Company and our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial Business Combination to the Extended Date.
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
We believe that the provisions of the Certificate of Incorporation described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by the Certificate of Incorporation. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, and our belief that an initial Business Combination is in the best interest of the Company and our stockholders, the Extension is warranted.
The sole purpose of the Extension Proposal is to provide the Company with additional time to complete an initial Business Combination, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Annex A.
You are not being asked to vote on an initial Business Combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your public shares in connection with the Amendment Proposals, you will retain the right to vote on an initial Business Combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial Business Combination is approved and completed or the Company has not consummated an initial Business Combination by the Extended Date. If an initial Business Combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its public shares.
If the Extension Proposal is Not Approved or Not Implemented
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by February 17, 2023, or, if the Extension Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
If the Extension Proposal Is Approved
If the Extension Proposal is approved, the Company plans to file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete an initial Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, shares of Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial Business Combination by the Extended Date.
However, notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $254,228,158 that was in the Trust Account as of September 30, 2022. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Certificate of Incorporation.

Redemption Rights
If the Extension Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Amendment Proposals will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial Business Combination, or if the Company has not consummated an initial Business Combination by the Extended Date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON DECEMBER 19, 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time on December 19, 2022 (two business days before the Special Meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” above. Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any public shares to be redeemed only if you: (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the email address or physical address listed under the question “Who can help answer my questions?” above.
Additionally, we will not redeem shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but not implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved and implemented and redemptions would cause the Redemption Limitation to be exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor, may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of this proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Amendment Proposals.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposals will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Amendment Proposals are not approved, these shares will not be redeemed in connection with the Amendment Proposals and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment Proposals will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding shares of Class A Common Stock. Based upon the amount held in the Trust Account as of September 30, 2022, which was $254,228,158, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on November 22, 2022, was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares of Class A Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposals. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the Amendment Proposals.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if either of the Amendment Proposals is approved and implemented. This discussion applies only to shares of Class A Common

Stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•	the Sponsor or our directors and officers;
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market method of accounting;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;
•
persons that acquired Class A Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;
•	governmental organizations and qualified foreign pension funds;
•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•	partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);
•	controlled foreign corporations; and
•	passive foreign investment companies.
If a partnership for U.S. federal income tax purposes holds Class A Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding Class A Common Stock should consult their tax advisors.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Redemption of Class A Common Stock
In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “—

U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”, and a Non-U.S. holder (as defined below) will be treated as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. If the redemption does not qualify as a sale of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions”.
Whether a redemption of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock will generally be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of Class A Common Stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section of this proxy statement entitled “— U.S. Holders — Taxation of Distributions”, and the tax effects to such Non-U.S. holder will be as described below under the section of this proxy statement entitled “— Non-U.S. Holders — Taxation of Distributions”. After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
A holder should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder”. A U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or
•
a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions. If our redemption of a U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock”, such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”.
Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Class A Common Stock”, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the Class A Common Stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one (1) year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its Class A Common Stock treated as a return of capital.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder”. A Non-U.S. holder is a beneficial owner of our Class A Common Stock who or that is, for U.S. federal income tax purposes:
•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;
•	a foreign corporation; or
•	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.
Taxation of Distributions. If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Class A Common Stock” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”.
The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a Non-U.S. holder’s Class A Common Stock is treated as a sale or other taxable disposition as discussed above under the section of this proxy statement entitled “— Redemption of Class A Common Stock”, subject to the discussions of FATCA and backup withholding below, a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock, and, in the case where shares of Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than five percent (5%) of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the Class A Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Class A Common Stock is regularly traded on an established securities market, a buyer of our Class A Common Stock (we would be treated as a buyer with respect to a redemption of Class A Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our

Class A Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after either of the Amendment Proposals is approved and implemented.
FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A Common Stock.
Required Vote
Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by February 17, 2023 or, if the Extension Proposal is approved and implemented, the Extended Date.
The Sponsor and all of the Company’s directors and officers are expected to vote all shares of Common Stock owned by them in favor of the Extension Proposal. On the Record Date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 6,325,000 shares of Class B Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class B Common Stock and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material non-public information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.00 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The Sponsor and the Company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, the 6,325,000 shares of Class B Common Stock held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 4,706,667 private placement warrants held by the Sponsor;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•
All rights specified in the Certificate of Incorporation relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial Business Combination and, if the Extension Proposal is not approved or not implemented and no initial Business Combination is completed by February 17, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•
None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial Business Combination and receive compensation thereafter; and

•
The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if the Extension Proposal is not approved or not implemented and we do not consummate an initial Business Combination by February 17, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.
We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, an initial Business Combination may be contingent on our ability to comply with certain laws and regulations and the post-closing combined may be subject to additional laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to complete an initial Business Combination.
If we are deemed to be an investment company under the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:
•	restrictions on the nature of our investments; and
•	restrictions on the issuance of securities.
In addition, we would be subject to burdensome compliance requirements, including:
•	registration as an investment company with the SEC;
•	adoption of a specific form of corporate structure; and
•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.
As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than forty percent (40%) of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to our Investment

Management Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.
The SPAC Rule Proposals (as defined above) under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act; provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial Business Combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial Business Combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial Business Combination within the proposed time frame set forth in the proposed safe harbor rule.
Notwithstanding whether or not the SPAC Rule Proposals are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial Business Combination by February 17, 2023 (i.e. 24 months from the closing of our IPO). The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash. Accordingly, we will, prior to the date of the Special Meeting, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and our liquidation, which will reduce or eliminate the accrual of interest in the Trust Account and thereby reduce what our public stockholders would receive upon any redemption or liquidation.
We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination. In such circumstances, we would expect to abandon our efforts to complete an initial Business Combination and liquidate the Trust Account. If we are unable to complete our initial Business Combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $10.00 per share (based on the amount in the Trust Account as of September 30, 2022), or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and you will not be able to realize any future appreciation in the value of your investment since an initial Business Combination would not have been consummated.
In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the date of the Special Meeting, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and our liquidation. The decision to hold all funds in the Trust Account in cash would likely reduce the amount our public stockholders would receive upon any redemption or liquidation.
The funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, the Company will, prior to the date of the Special Meeting, instruct the trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. The decision to hold all funds in the Trust Account in cash, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, would likely reduce the effective yield on the amounts in the Trust Account and the amount our public stockholders would receive upon any redemption or liquidation.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Background
Section 9.2(a) of the Company’s Certificate of Incorporation provides the following:
“(a)
Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

Section 9.2(e) the Company’s Certificate of Incorporation provides the following:
“(e)
If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (unless a greater vote is required by applicable law or stock exchange rules) and (ii) the Redemption Limitation is not exceeded.”

Section 9.2(f) the Company’s Certificate of Incorporation provides the following:
“(f)	If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.”
Section 9.7 of the Company’s Certificate of Incorporation provides the following:
“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.”
The purpose of the Redemption Limitation requirements (set forth in the text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Certificate of Incorporation to remove the Redemption Limitation requirements set forth above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Capital Market.

Rule 419 blank check companies and “penny stock” issuers
As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements of the Certificate of Incorporation as reproduced above was to ensure that through the consummation of an initial Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
Reliance on Rule 3a51-1(a)(2)
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the Nasdaq Capital Market and have been since the consummation of its IPO. The Company believes that the Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.
Reasons for the Amendment
Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the Certificate of Incorporation which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The Certificate of Incorporation limits the Company’s ability to consummate an initial Business Combination, or to redeem shares of Common Stock in connection with an initial Business Combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Common Stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such Common Stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the Certificate of Incorporation would prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Certificate of Incorporation would be amended to delete the Redemption Limitation language from the Certificate of Incorporation as set forth in paragraphs 6, 7, 8 and 10 of Annex A to this proxy statement.
The Certificate of Incorporation also entitles stockholders of the Company to redemption rights if the Company seeks to amend the Certificate of Incorporation to extend the period of time to complete an initial Business Combination or makes certain other changes to provisions governing pre-initial Business Combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Certificate of Incorporation. The proposed amendments in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Certificate of Incorporation amendments as well.
The Redemption Limitation Amendment
We are proposing to amend the Certificate of Incorporation pursuant to paragraphs 6, 7, 8 and 10 of the amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal
The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect any redemptions in connection with the Special Meeting irrespective of whether such redemptions would exceed the Redemption Limitation.
If the Redemption Limitation Amendment Proposal Is Approved
If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Proposal is also approved and implemented), we plan to file the Redemption Limitation Amendment with the Secretary of State of the State of Delaware pursuant to paragraphs 6, 7, 8 and 10 of the amendment to the Certificate of Incorporation in the form set forth in Annex A of this proxy statement and, assuming the Extension Proposal is approved and is implemented, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Amendment Proposals, the Board may decide to abandon either or both of the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Assuming the Extension Proposal is approved, if the Board abandons the Redemption Limitation Amendment or it is not approved or implemented, public stockholders will not have their public shares redeemed if the Redemption Limitation is exceeded. If the Board abandons both of the Amendment Proposals, public stockholders will not be entitled to exercise redemption rights.
If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented
If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A of this proxy statement and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by February 17, 2023.
Vote Required for Approval
Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s Common Stock, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. The Board has approved and declared advisable the Redemption Limitation Amendment.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION
LIMITATION AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER
YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Extension Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Adjournment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a proposal that the adjournment of the special meeting to a later date or dates to be determined by the chairman of the special meeting, if necessary, be confirmed, ratified and approved in all respects.”
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Board will approve and declare advisable adoption of the Adjournment Proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE
ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of November 22, 2022, with respect to our shares of Common Stock held by:
•	each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock;
•	each of our executive officers and directors; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 31,625,000 shares of Common Stock outstanding as of November 22, 2022, including 25,300,000 shares of Class A Common Stock and 6,325,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of November 22, 2022.
	Class A Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Common Stock
Name and Address of Beneficial Owner(2)
Rosecliff Acquisition Sponsor I LLC(1)(3)	6,195,000	19.7%
Michael P. Murphy(1)(3)	6,195,000	19.7%
Brian Radecki	50,000	*
Jordan Zimmerman	—	—
Kieran Goodwin	—	—
Frank S. Edmonds	40,000	*
Heather Bellini	40,000	*
All directors and officers as a group (six individuals)	130,000	*
Glazer Capital, LLC(4)	1,872,031	7.4%
Saba Capital Management, L.P.(5)	1,276,201	5.0%
(1)
Shares of Class B Common Stock will convert into Shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-252478).

(2)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Rosecliff Acquisition Corp I, 767 5th Avenue, 34th Floor, New York, New York 10153.
(3)
Rosecliff Acquisition Sponsor I LLC, our Sponsor, is the record holder of 6,195,000 shares of Class B Common Stock. Michael P. Murphy is the managing member of Rosecliff Credit Opportunity Fund I GP, LLC, a Delaware limited liability company, which is the general partner of Rosecliff Credit Opportunity Fund I, L.P., a Delaware limited partnership, which is the managing member of our Sponsor. By virtue of his control over the managing member our Sponsor, Mr. Murphy may be deemed to beneficially own shares held by our Sponsor.

(4)
Information is based solely on a Schedule 13G filed with the SEC on February 14, 2022 by Glazer Capital, LLC and Paul J. Glazer, each of whom have shared voting power over 1,872,031 shares of Class A Common Stock and shared dispositive power over 1,872,031 shares of Class A Common Stock. Glazer Capital, LLC, a Delaware limited liability company, serves as investment manager to certain funds and managed accounts (collectively, the “Glazer Funds”). Glazer Capital, LLC has the authority to dispose of and vote the shares of Class A common stock directly held by the Glazer Funds. Paul J. Glazer is the managing member of Glazer Capital, LLC. Glazer Capital, LLC and Paul J. Glazer’s address is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)
Information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2022 by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein, each of whom have shared voting power over 1,276,201 shares of Class A Common Stock and shared dispositive power over 1,276,201 shares of Class A Common Stock. Saba Capital Management, L.P., Saba Capital Management GP, LLC and Boaz R. Weinstein’s address is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Our Initial Stockholders beneficially own 20% of our issued and outstanding shares of Common Stock and have the right to elect all of our directors prior to our initial Business Combination as a result of holding all of the shares of Class B Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Certificate of Incorporation and approval of significant corporate transactions.

OTHER MATTERS
Stockholder Proposals
No business may be transacted at a special meeting other than business that is either (i) specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the special meeting in accordance with the requirements set forth in the Certificate of Incorporation and the bylaws of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent (10%) of our shares of Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.
Fiscal Year 2021 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2021, are included in our Annual Report on Form 10-K, filed with the SEC on March 31, 2022. This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Rosecliff Acquisition Corp I, 767 5th Avenue 34th Floor, New York, New York 10153.
Delivery Of Documents To Stockholders
For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 767 5th Avenue 34th Floor, New York, New York 10153 or (212) 492-3000, to inform us of their request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings & IR” at https://rosecliffspac.com/sec-filings/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about an initial Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Rosecliff Acquisition Corp I
767 5th Avenue 34th Floor
New York, New York 10153
(212) 492-3000

If you are a stockholder of the Company and would like to request documents, please do so by December 14, 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
November 25, 2022

ANNEX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ROSECLIFF ACQUISITION CORP I
Rosecliff Acquisition Corp I (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.
The name of the Corporation is “Rosecliff Acquisition Corp I”. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on November 17, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 11, 2021 (the “Amended and Restated Certificate”).

2.
This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

3.	This Amendment further amends the provisions of the Amended and Restated Certificate.
4.	This Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:
(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of one hundred percent (100%) of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem one hundred percent (100%) of the Offering Shares if the Corporation has not consummated an initial Business Combination within 36 months from the date of the closing of the Offering or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Rosecliff Acquisition Sponsor I LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	This Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:
(d)
In the event that the Corporation has not consummated an initial Business Combination within 36 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem one hundred percent (100%) of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares,

A-1

which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
6.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(a) in its entirety and inserting the following in lieu thereof:
(a)
Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed (which redemption may be in the form of a repurchase by the Corporation) upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(e) in its entirety and inserting the following in lieu thereof:
(e)
If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination (unless a greater vote is required by applicable law or stock exchange rules).

8.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(f) in its entirety.
9.	The Amended and Restated Certificate is hereby amended by deleting the first sentence of Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:
Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem one hundred percent (100%) of the Offering Shares if the Corporation has not consummated an initial Business Combination within 36 months from the date of the closing of the Offering, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares.
10.	The Amended and Restated Certificate is hereby amended by deleting the second sentence of Article IX, Section 9.7 in its entirety.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this day of     , 2022.
ROSECLIFF ACQUISITION CORP I
By:
Name:	Michael P. Murphy
Title:	Chief Executive Officer and Director
A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RCLFU2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92955-S56987 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROSECLIFF ACQUISITION CORP I

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized office

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D92956-S56987

ROSECLIFF ACQUISITION CORP I
Special Meeting of Stockholders
December 21, 2022 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Rosecliff Acquisition Corp I hereby appoint(s) each of Michael P. Murphy and Kieran Goodwin or the chairman of the Special Meeting, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Rosecliff Acquisition Corp I that the shareholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/RCLFU2022SM on December 21, 2022, at 10:00 AM, Eastern Time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side